SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐

Check the appropriate box:

☐Preliminary Proxy Statement

☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to 14a-12

COMMAND SECURITY CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(2)	Form, Schedule or Registration Statement No.:

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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on September 20, 2012.

COMMAND SECURITY CORPORATION

COMMAND SECURITY CORPORATION CSC

1133 RT 55, SUITE D
P.O. BOX 340
LAGRANGEVILLE, NY 12540

M48686-P28392

Meeting Information

Meeting Type: Annual Meeting
For holders as of: August 2, 2012
Date: September 20, 2012 **Time:** 1:00 PM EDT
Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/moc2012.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit www.virtualshareholdermeeting.com/moc2012 and be sure to have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page).

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

PROXY STATEMENT ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 6, 2012 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX available and follow the instructions.

During The Meeting:

Go to *www.virtualshareholdermeeting.com/moc2012.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M48687-P28392

Voting Items

The Board of Directors recommends

you vote FOR the following:

1.	Election of Directors

Nominees:

01)	Thomas P. Kikis
02)	James P. Heffernan

The Board of Directors recommends you vote FOR the following proposals:

2.	Ratification of the appointment of D'Arcangelo & Co. LLP as our independent registered public accounting firm.

3.	Approval of the amendment and restatement of the Command Security Corporation 2009 Omnibus Equity Incentive Plan, including an increase in the number of shares subject to the plan.

NOTE: Such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.